                                   EXHIBIT 99
                                   ----------

                             Statistical Information

                         Fixed Rate Mortgage Loan Group
                           (Subsequent Mortgage Pool)

              Mortgage Rates for the Fixed Rate Mortgage Loan Group


                                                  Number of          Aggregate Principal           Percent of
Range of Mortgage Rates                         Mortgage Loans       Balance Outstanding           Loan Group
-----------------------                         --------------       -------------------           ----------
7.000%-7.499%..............................             1                   $22,681                      0.1%
7.500%-7.999%..............................            13                   846,746                      2.1
8.000%-8.499%..............................            11                   888,755                      2.2
8.500%-8.999%..............................            36                 3,465,258                      8.7
9.000%-9.499%..............................            31                 3,134,249                      7.9
9.500%-9.999%..............................            79                 6,713,246                     16.8
10.000%-10.499%............................            57                 4,559,405                     11.4
10.500%-10.999%............................            72                 5,897,377                     14.8
11.000%-11.499%............................            56                 3,543,898                      8.9
11.500%-11.999%............................            66                 4,679,098                     11.7
12.000%-12.499%............................            41                 3,359,342                      8.4
12.500%-12.999%............................            26                 1,580,191                      4.0
13.000%-13.499%............................             9                   472,327                      1.2
13.500%- 13.999%...........................             8                   721,035                      1.8
                                                      ---               -----------                     -----
                  Totals   ................           506               $39,883,608                     100.0%
                                                      ===               ===========                     =====


         As of the Cut-off Date, Mortgage Rates borne by the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from 7.375% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 10.540% per annum.

   Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group



                                                 Number of          Aggregate Principal         Percent of
Range of Remaining Terms (Months)             Mortgage Loans        Balance Outstanding         Loan Group
---------------------------------             --------------        -------------------         ----------
109 to 120...............................             10                 $367,876                    0.9%
169 to 180...............................            293               22,554,418                   56.6
229 to 240...............................             15                1,161,041                    2.9
289 to 300 ..............................              1                   46,845                    0.1
349 to 360...............................            187               15,753,428                   39.5
                                                     ---              -----------                  -----
                           Totals   .....            506              $39,883,608                  100.0%
                                                     ===              ===========                  =====


         As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 252 months.


          Original Mortgage Loan Principal Balances for the Fixed Rate
                              Mortgage Loan Group

                                                        Number of            Aggregate
Range of Original Mortgage                               Mortgage        Principal Balance         Percent of
Loan Principal Balances                                   Loans             Outstanding            Loan Group
-----------------------                                   -----             -----------            ----------
$100,000 or less....................................       381             $20,470,161               51.3%
$100,001-$150,000...................................        80               9,820,746               24.6
$150,001-$200,000...................................        24               4,167,381               10.4
$200,001-$250,000...................................        10               2,211,406                5.5
$250,001-$300,000...................................         8               2,206,688                5.5
$300,001-$350,000...................................         2                 655,320                1.6
$350,001-$400,000...................................         1                 351,905                0.9
                                                           ---             -----------              -----
         Totals   ..................................       506             $39,883,608              100.0%
                                                           ===             ===========              =====

         As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from approximately $10,997 to approximately $351,905 and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately $78,821.

              Product Types for the Fixed Rate Mortgage Loan Group



                                                        Number of            Aggregate
                                                         Mortgage        Principal Balance         Percent of
Product Type                                              Loans             Outstanding            Loan Group
------------                                              -----             -----------            ----------
10 year Fixed.......................................         10               $367,876                 0.9%
15 year Fixed.......................................        120              6,823,734                17.1
15/30 Balloon ......................................        173             15,730,684                39.4
20 year Fixed.......................................         15              1,161,041                 2.9
25 year Fixed ......................................          1                 46,845                 0.1
30 year Fixed.......................................        187             15,753,428                39.5
                                                            ---            -----------               -----
         Totals.....................................        506            $39,883,608               100.0%
                                                            ===            ===========               =====

      State Distributions of Mortgage Properties in the Fixed Rate Mortgage
                                   Loan Group



                                                   Number of        Aggregate Principal          Percent of
State                                           Mortgage Loans      Balance Outstanding          Loan Group
-----                                           --------------      -------------------          ----------
Arizona.....................................         5                  $402,093                      1.0%
Arkansas....................................         1                    71,615                      0.2
California..................................        17                 2,205,005                      5.5
Colorado....................................         8                   777,501                      1.9
Connecticut.................................         1                    97,970                      0.2
Delaware....................................         2                   127,234                      0.3
Florida.....................................        98                 7,357,274                     18.4
Georgia.....................................        31                 2,110,640                      5.3
Illinois....................................        13                   672,924                      1.7
Indiana.....................................        35                 1,928,632                      4.8
Kansas......................................         1                    46,979                      0.1
Kentucky....................................         2                    95,470                      0.2
Louisiana...................................        20                 1,314,964                      3.3
Massachusetts...............................         4                   395,112                      1.0
Michigan....................................        22                 1,353,439                      3.4
Minnesota...................................         7                   646,305                      1.6
Mississippi.................................         6                   324,467                      0.8
Missouri....................................        14                   809,855                      2.0
Nebraska....................................         1                    75,000                      0.2
New Hampshire...............................         4                   300,561                      0.8
New Jersey..................................        16                 1,731,174                      4.3
New Mexico..................................         4                   197,039                      0.5
New York....................................        68                 7,955,756                     19.9
North Carolina..............................        12                   828,670                      2.1
Ohio........................................        16                 1,043,300                      2.6
Oklahoma....................................         5                   333,809                      0.8
Oregon......................................         3                   302,995                      0.8
Pennsylvania................................        13                   899,107                      2.3
Rhode Island................................         5                   346,382                      0.9
South Carolina..............................         7                   397,959                      1.0
Tennessee...................................        44                 2,920,063                      7.3
Texas.......................................         7                   489,123                      1.2
Utah........................................         2                   249,256                      0.6
Vermont.....................................         1                    51,693                      0.1
Virginia....................................         5                   449,789                      1.1
Washington..................................         4                   493,333                      1.2
West Virginia...............................         2                    81,121                      0.2
                                                   ---               -----------                    -----
        Totals..............................       506               $39,883,608                    100.0%
                                                   ===               ===========                    =====

         No more than approximately 1.3% of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group



                                                  Number of        Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans     Balance Outstanding           Loan Group
-----------------------------                   --------------     -------------------           ----------
50.00% or less.............................          68                $3,654,100                       9.2%
50.01%-55.00%..............................          22                   976,349                       2.4
55.01%-60.00%..............................          40                 3,141,851                       7.9
60.01%-65.00%..............................          29                 1,963,963                       4.9
65.01%-70.00%..............................          63                 5,433,051                      13.6
70.01%-75.00%..............................          87                 5,990,195                      15.0
75.01%-80.00%..............................         104                10,296,753                      25.8
80.01%-85.00%..............................          58                 4,500,697                      11.3
85.01%-90.00%..............................          33                 3,566,534                       8.9
90.01%-95.00%..............................           2                   360,115                       0.9
                                                    ---               -----------                     -----
         Totals............................         506               $39,883,608                     100.0%
                                                    ===               ===========                     =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from 13.44% to 95.00% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 72.40%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group


                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................        137                 $12,550,326                     31.5%
Refinance--Rate/Term.........................        20                   1,259,740                      3.2
Refinance--Cashout...........................       349                  26,073,542                     65.4
                                                    ---                 -----------                    -----
         Totals.............................        506                 $39,883,608                    100.0%
                                                    ===                 ===========                    =====

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group


                                                                           Aggregate
                                                    Number of          Principal Balance          Percent of
Property Type                                    Mortgage Loans           Outstanding             Loan Group
-------------                                    --------------           -----------             ----------
Single-family Detached......................           392                 $29,998,343                75.2%
Two- to Four-Family Dwelling Unit...........            47                   5,400,203                13.5
Planned Unit Development....................            16                   1,367,362                 3.4
Condominium.................................            14                     788,556                 2.0
Small Mixed Use.............................            10                   1,009,355                 2.5
Manufactured Housing........................            27                   1,319,789                 3.3
                                                       ---                 -----------               -----
                Totals......................           506                 $39,883,608               100.0%
                                                       ===                 ===========               =====


          Documentation Summary for the Fixed Rate Mortgage Loan Group


                                                                        Aggregate Principal
                                                     Number of                Balance               Percent of
Documentation                                      Mortgage Loans           Outstanding             Loan Group
-------------                                      --------------           -----------             ----------
Full Documentation.............................         364                $27,284,944                   68.4%
24 Month Bank Statement........................          35                  3,132,513                    7.9
Reduced Documentation..........................          13                  1,486,136                    3.7
Stated Documentation...........................          94                  7,980,014                   20.0
                                                        ---                -----------                  -----
                Totals.........................         506                $39,883,608                  100.0%
                                                        ===                ===========                  =====


             Occupancy Types for the Fixed Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................            441                $35,733,999                  89.6%
Second Home...................................              8                    867,809                   2.2
Investment....................................             57                  3,281,800                   8.2
                                                          ---                -----------                 -----
                Totals........................            506                $39,883,608                 100.0%
                                                          ===                ===========                 =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group



                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................           114                 $7,895,455                  19.8%
1 ............................................           386                 31,611,356                  79.3
2.............................................             3                    166,119                   0.4
4.............................................             2                    115,782                   0.3
8.............................................             1                     94,896                   0.2
                                                         ---                -----------                 -----
                Totals........................           506                $39,883,608                 100.0%
                                                         ===                ===========                 =====


         As of the Cut-off Date, the weighted average age of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 1 month.

          Credit Grade Summary for the Fixed Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
AO............................................           223                $20,323,371                  51.0%
A-............................................           142                 11,063,042                  27.7
B.............................................            66                  4,284,096                  10.7
B-............................................            22                  1,454,941                   3.6
C.............................................            50                  2,662,764                   6.7
C-............................................             3                     95,393                   0.2
                                                         ---                -----------                 -----
                Totals........................           506                $39,883,608                 100.0%
                                                         ===                ===========                 =====

           Year of Origination for the Fixed Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
2000     .....................................             506                $39,883,608                100.0%
                                                           ---                -----------                -----
                Totals........................             506                $39,883,608                100.0%
                                                           ===                ===========                =====

           Prepayment Penalties for the Fixed Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------

None .........................................              93                 $6,637,907                  16.6%
12 months.....................................              62                  7,396,378                  18.5
24 months.....................................              12                    844,970                   2.1
36 months.....................................             139                  9,830,679                  24.6
60 months.....................................             200                 15,173,675                  38.0
                                                           ---                -----------                 -----
                Totals........................             506                $39,883,608                 100.0%
                                                           ===                ===========                 =====


         The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool having prepayment penalties is approximately 41 months. With respect to those Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool (exclusive of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 88.0% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

              Credit Scores for the Fixed Rate Mortgage Loan Group



Range of                                            Number of           Aggregate Principal         Percentage of
Credit Scores                                     Mortgage Loans        Balance Outstanding          Loan Group
-------------                                     --------------        -------------------          ----------

Not Scored.....................................             5                  $191,715                   0.5%
496 to 500.....................................             2                    62,117                   0.2
501 to 550.....................................            99                 7,076,479                  17.7
551 to 600.....................................           129                10,085,115                  25.3
601 to 650.....................................           131                10,535,509                  26.4
651 to 700.....................................            93                 7,632,415                  19.1
701 to 750.....................................            30                 2,781,395                   7.0
751 to 800.....................................            16                 1,340,211                   3.4
801 to 813.....................................             1                   178,652                   0.4
                                                          ---               -----------                 -----
        Totals.................................           506               $39,883,608                 100.0%
                                                          ===               ===========                 =====

         The Credit Scores of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool that were scored as of the Cut-off Date ranged from 496 to 813 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool that were scored as of the Cut-off Date was approximately 617.
                       Adjustable Rate Mortgage Loan Group
                           (Subsequent Mortgage Pool)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal          Percent of
Range of Mortgage Rates                         Mortgage Loans        Balance Outstanding          Loan Group
-----------------------                         --------------        -------------------          ----------
6.500%-6.999%..............................             4                  $292,320                    0.2%
7.500%-7.999%..............................             6                 1,385,647                    1.0
8.000%-8.499%..............................            15                 2,565,192                    1.8
8.500%-8.999%..............................            57                11,455,090                    8.2
9.000%-9.499%..............................            79                12,538,449                    9.0
9.500%-9.999%..............................           174                26,406,505                   18.9
10.000%-10.499%............................           153                21,180,840                   15.1
10.500%-10.999%............................           230                29,853,712                   21.3
11.000%-11.499%............................           143                16,171,975                   11.6
11.500%-11.999%............................           116                12,296,998                    8.8
12.000%-12.499%............................            37                 4,130,836                    3.0
12.500%-12.999%............................            11                 1,279,996                    0.9
13.000%-13.499%............................             1                   125,973                    0.1
13.500%-13.999%............................             2                   304,742                    0.2
                                                    -----              ------------                  -----
  Totals ..................................         1,028              $139,988,275                  100.0%
                                                    =====              ============                  =====



         As of the Cut-off Date, the current Mortgage Rates borne by the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from 6.625% per annum to 13.990% per annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 10.306% per annum.

 Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group



                                                 Number of          Aggregate Principal         Percent of
Range of Remaining Terms (Months)             Mortgage Loans        Balance Outstanding         Loan Group
---------------------------------             --------------        -------------------         ----------
349 to 360...............................           1,028              $139,988,275               100.0%
                                                    -----              ------------               -----
               Totals....................           1,028              $139,988,275               100.0%
                                                    =====              ============               =====




         As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from 358 months to 360 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 359 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage



                                                             Number of
Range of Original Mortgage                                   Mortgage        Aggregate Principal        Percent of
Loan Principal Balances                                        Loans         Balance Outstanding        Loan Group
-----------------------                                        -----         -------------------        ----------
$100,000 or less........................................          424            $29,541,628               21.1%
$100,001-$150,000.......................................          302             37,099,798               26.5
$150,001-$200,000.......................................          125             22,027,731               15.7
$200,001-$250,000.......................................           83             18,732,366               13.4
$250,001-$300,000.......................................           37             10,117,414                7.2
$300,001-$350,000.......................................           24              7,725,670                5.5
$350,001-$400,000.......................................           10              3,716,595                2.7
$400,001-$450,000.......................................           12              5,157,683                3.7
$450,001-$500,000.......................................            9              4,317,667                3.1
$550,001-$600,000.......................................            1                552,268                0.4
$950,001-$1,000,000.....................................            1                999,453                0.7
                                                                -----           ------------              -----
         Totals.........................................        1,028           $139,988,275              100.0%
                                                                =====           ============              =====


         As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from approximately $20,493 to approximately $999,453 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately $136,175.

            Product Types for the Adjustable Rate Mortgage Loan Group


                                                      Number of         Aggregate Principal         Percent of
Product Type                                       Mortgage Loans       Balance Outstanding         Loan Group
------------                                       --------------       -------------------         ----------
Six Month LIBOR Loan..........................             7                 $1,434,155                 1.0%
1/29 Loan      ...............................            24                  4,709,128                 3.4
2/28 Loan.....................................           544                 77,471,137                55.3
3/27 Loan.....................................           418                 52,769,589                37.7
5/25 Loan.....................................            35                  3,604,266                 2.6
                                                       -----               ------------               -----
               Totals.........................         1,028               $139,988,275               100.0%
                                                       =====               ============               =====

   State Distributions of Mortgage Properties in the Adjustable Rate Mortgage
                                   Loan Group

                                                   Number of          Aggregate Principal            Percent of
State                                           Mortgage Loans        Balance Outstanding            Loan Group
-----                                           --------------        -------------------            ----------
Arizona.....................................            19                 $2,288,469                     1.6%
California..................................           157                 34,182,972                    24.4
Colorado....................................            75                 10,532,185                     7.5
Connecticut.................................             8                  1,258,830                     0.9
Florida.....................................            90                 11,480,704                     8.2
Georgia.....................................            31                  4,164,612                     3.0
Idaho.......................................             1                     70,376                     0.1
Illinois....................................            53                  6,203,349                     4.4
Indiana.....................................            25                  2,076,872                     1.5
Kentucky....................................             6                    705,908                     0.5
Louisiana...................................            13                  1,447,930                     1.0
Maryland....................................             6                    786,976                     0.6
Massachusetts...............................            16                  2,704,622                     1.9
Michigan....................................            99                  9,872,945                     7.1
Minnesota...................................            39                  4,337,598                     3.1
Mississippi.................................             6                    654,120                     0.5
Missouri....................................            41                  3,020,241                     2.2
Nevada......................................            12                  1,575,136                     1.1
New Hampshire...............................             3                    268,017                     0.2
New Jersey..................................            53                  8,130,110                     5.8
New Mexico..................................             4                    430,451                     0.3
New York....................................            44                  8,516,056                     6.1
North Carolina..............................            21                  2,464,169                     1.8
Ohio........................................            27                  2,351,614                     1.7
Oklahoma....................................             6                    442,724                     0.3
Oregon......................................             8                    960,510                     0.7
Pennsylvania................................            10                    891,841                     0.6
Rhode Island................................             5                    408,265                     0.3
South Carolina..............................            23                  2,315,388                     1.7
South Dakota ...............................             1                     55,229                     0.0
Tennessee...................................            27                  3,011,781                     2.2
Texas.......................................            23                  2,220,831                     1.6
Utah........................................             6                    780,527                     0.6
Vermont.....................................             3                    596,762                     0.4
Virginia....................................             9                    965,499                     0.7
Washington..................................            34                  5,569,890                     4.0
West Virginia...............................             1                    130,353                     0.1
Wisconsin...................................            23                  2,114,409                     1.5
                                                     -----               ------------                   -----
        Totals..............................         1,028               $139,988,275                   100.0%
                                                     =====               ============                   =====

         No more than approximately 0.7% of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans        Balance Outstanding           Loan Group
-----------------------------                   --------------        -------------------           ----------
50.00% or less.............................            27                  $2,418,194                   1.7%
55.01%-60.00%..............................             6                   1,240,741                   0.9
60.01%-65.00%..............................            17                   3,845,421                   2.7
65.01%-70.00%..............................           115                  17,816,348                  12.7
70.01%-75.00%..............................           167                  21,382,639                  15.3
75.01%-80.00%..............................           402                  56,402,871                  40.3
80.01%-85.00%..............................           187                  23,681,176                  16.9
85.01%-90.00%..............................           104                  12,767,047                   9.1
90.01%-95.00%..............................             3                     433,838                   0.3
                                                    -----                ------------                 -----
         Totals............................         1,028                $139,988,275                 100.0%
                                                    =====                ============                 =====


         As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from 21.81% to 95.00% and the weighted average Loan-to- Value Ratio of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 78.13%.

            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................            534              $ 76,937,078                  55.0%
Refinance--Rate/Term.........................            41                 5,600,802                   4.0
Refinance--Cashout...........................           453                57,450,395                  41.0
                                                      -----              ------------                 -----
         Totals.............................          1,028              $139,988,275                 100.0%
                                                      =====              ============                 =====

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group


                                                                           Aggregate
                                                    Number of          Principal Balance          Percent of
Property Type                                    Mortgage Loans           Outstanding             Loan Group
-------------                                    --------------        -----------------          ----------
Single-family Detached......................          741                $97,985,490                70.0%
Two- to Four-Family Dwelling Unit...........          101                 14,597,199                10.4
Planned Unit Development ...................          120                 19,050,090                13.6
Condominium.................................           45                  6,480,753                 4.6
Manufactured Housing........................           21                  1,874,743                 1.3
                                                    -----               ------------               -----
                Totals......................        1,028               $139,988,275               100.0%
                                                    =====               ============               =====


       Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                                        Aggregate Principal
                                                     Number of                Balance               Percent of
Documentation                                      Mortgage Loans           Outstanding             Loan Group
-------------                                      --------------       -------------------         ----------
Full Documentation.............................          650                $80,075,288                 57.2%
24 Month Bank Statement........................           91                 16,868,378                 12.0
Reduced Documentation..........................           21                  4,675,294                  3.3
Stated Documentation...........................          266                 38,369,315                 27.4
                                                       -----               ------------                -----
                Totals.........................        1,028               $139,988,275                100.0%
                                                       =====               ============                =====


           Occupancy Types for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................           929                 $130,777,535                93.4%
Second Home...................................            16                    2,071,284                 1.5
Investment....................................            83                    7,139,456                 5.1
                                                       -----                 ------------               -----
                Totals........................         1,028                 $139,988,275               100.0%
                                                       =====                 ============               =====


         The information set forth above is based upon representations of the related mortgagor at the time of origination.

     Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................          192                 $ 25,906,704                18.5%
1.............................................          831                  113,392,258                81.0
2.............................................            5                      689,312                 0.5
                                                      -----                 ------------               -----
                Totals........................        1,028                 $139,988,275               100.0%
                                                      =====                 ============               =====


         As of the Cut-off Date, the weighted average age of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool was approximately 1 month.


        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
AO............................................            426                $ 63,841,802                45.6%
A-............................................            351                  46,535,059                33.2
B.............................................            148                  18,589,469                13.3
B-............................................             40                   4,287,668                 3.1
C.............................................             60                   6,291,375                 4.5
C-............................................              3                     442,902                 0.3
                                                         ----                ------------               -----
                Totals........................          1,028                $139,988,275               100.0%
                                                        =====                ============               =====

        Year of Origination for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
2000..........................................          1,028                 $139,988,275              100.0%
                                                        -----                 ------------              -----
                Totals........................          1,028                 $139,988,275              100.0%
                                                        =====                 ============              =====

       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group



Range of Maximum                                  Number of           Aggregate Principal                   Percent of
Mortgage Rates                                  Mortgage Loans        Balance Outstanding                   Loan Group
--------------                                  --------------        -------------------                   ----------
13.500%-13.999%............................              5              $    756,320                            0.5%
14.500%-14.999%............................              6                 1,153,513                            0.8
15.000%-15.499% ...........................             15                 2,565,192                            1.8
15.500%-15.999% ...........................             59                11,601,545                            8.3
16.000%-16.499% ...........................             81                12,898,415                            9.2
16.500%-16.999% ...........................            171                26,028,183                           18.6
17.000%-17.499% ...........................            151                20,820,874                           14.9
17.500%-17.999% ...........................            230                29,853,712                           21.3
18.000%-18.499% ...........................            143                16,171,975                           11.6
18.500%-18.999% ...........................            116                12,296,998                            8.8
19.000%-19.499% ...........................             37                 4,130,836                            3.0
19.500%-19.999% ...........................             11                 1,279,996                            0.9
20.000%-20.499% ...........................              1                   125,973                            0.1
20.500%-20.999% ...........................              2                   304,742                            0.2
                                                     -----              ------------                          -----
         Totals............................          1,028              $139,988,275                          100.0%
                                                     =====              ============                          =====


         As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool ranged from 13.500% per annum to 20.990% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool was 17.296% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group


                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None..........................................          372                  $51,491,572                  36.8%
12 months.....................................            4                      330,497                   0.2
24 months.....................................          269                   44,412,934                  31.7
36 months.....................................          317                   38,504,348                  27.5
60 months.....................................           66                    5,248,925                   3.7
                                                      -----                 ------------                 -----
                Totals........................        1,028                 $139,988,275                 100.0%
                                                      =====                 ============                 =====


         The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool having prepayment penalties is approximately 31 months. With respect to those Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Subsequent Mortgage Pool that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 82.8% of those mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group


                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
April 2001.................................              6                  $970,155                    0.7%
May 2001...................................              1                   464,000                    0.3
October 2001...............................             20                 4,198,758                    3.0
November 2001..............................              4                   510,370                    0.4
September 2002.............................              1                    89,936                    0.1
October 2002...............................            428                61,433,207                   43.9
November 2002..............................            115                15,947,994                   11.4
September 2003.............................              4                   599,376                    0.4
October 2003...............................            348                43,648,622                   31.2
November 2003..............................             66                 8,521,590                    6.1
October 2005...............................             29                 3,141,516                    2.2
November 2005..............................              6                   462,750                    0.3
                                                     -----              ------------                  -----
         Totals............................          1,028              $139,988,275                  100.0%
                                                     =====              ============                  =====

           Credit Scores for the Adjustable Rate Mortgage Loan Group



Range of                                             Number of          Aggregate Principal        Percentage of
Credit Scores                                     Mortgage Loans        Balance Outstanding          Loan Group
-------------                                     --------------        -------------------          ----------
Not Scored.....................................           7                    $524,556                  0.4%
475 to 500.....................................           6                     669,953                  0.5
501 to 550.....................................         218                  26,225,379                 18.7
551 to 600.....................................         280                  35,523,305                 25.4
601 to 650.....................................         246                  35,834,562                 25.6
651 to 700.....................................         182                  27,310,729                 19.5
701 to 750.....................................          66                  10,106,430                  7.2
751 to 795.....................................          23                   3,793,361                  2.7
                                                      -----                ------------                -----
       Totals.................................        1,028                $139,988,275                100.0%
                                                      =====                ============                =====

         The Credit Scores of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool that were scored as of the Cut-off Date ranged from 475 to 795 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Subsequent Mortgage Pool that were scored as of the Cut-off Date was approximately 614.